UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 23, 2005
                                                           ------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On May 23, 2005, the Registrant (the Supplier) entered into a Supply Agreement (the Agreement) with __________*__________ (the Customer) and Palmer Holland, Inc. (the Distributor), whereby the registrant has entered into this agreement for the "Construction Materials Industry". It is anticipated the contract will generate gross sales of $50mm-$60mm over a full 5 year period.

          The Agreement is included herein as Exhibit 10.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

          10.1     Supply Agreement dated May 23, 2005


_________
* The Customer's identity has been omitted temporarily at the Customer's request to protect the Customer's competitive advantage in its marketplace. Upon public launch of Customer's advertising campaign to identify its new and improved product, this Form 8-K will be amended to fully disclose the identify of the Customer, its product line and markets.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVA BIOGENETICS INC.
                                        (Registrant)

 Date:  July 12, 2005

                                        By: /s/ Timothy C. Moses
                                            --------------------
                                            Timothy C. Moses
                                            COO and Sr. Vice President


                                        3